GLG Partners, Inc. SECOND QUARTER 2009 UPDATE August 6, 2009 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation contains statements relating to future results (including certain projections and business trends) of GLG Partners, Inc. ("GLG") that are forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: the volatility in the financial markets; market conditions for the investment funds GLG manages ("GLG Funds"); performance of GLG Funds, the related performance fees and the associated impacts on revenues, net income, cash flows and fund inflows/outflows; the impact of net inflows on GLG's mix of assets under management and the associated impacts on revenues; the cost of retaining GLG's key investment and other personnel or the loss of such key personnel; risks associated with the expansion of GLG's business in size and geographically; operational risk, including counterparty risk; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GLG's resources; risks associated with the use of leverage, investment in derivatives, availability of credit, interest rates and currency fluctuations, as well as other risks and uncertainties, including those set forth in GLG's filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and GLG undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Nothing in this presentation should be construed as or is intended to be a solicitation for or an offer to provide investment advisory services.

GLG OVERVIEW Notes: 1. GLG alternative strategies' dollar-weighted average returns are calculated as the composite performance of all constituent funds excluding all managed accounts, fund of funds, the GLG Emerging Markets Special Situations Fund, the special asset funds and the Pendragon funds, weighted by the sum of month end fund AUM and fund net inflows on the subsequent dealing day. GLG long only strategies' composite returns include managed accounts (other than those managed in accordance with a 130/30 or similar strategy) along with SGAM UK funds and managed accounts (excluding fund of funds or accounts invested solely in other funds and two managed accounts for which GLG does not exercise full control). Further, SGAM UK managed account data is before fees. GLG 130/30 strategies' composite returns include all managed accounts and funds managed in accordance with a 130/30 or similar strategy. Performance is typically measured by the longest running share class in each fund. 2. Share price of $4.08 as of August 5, 2009, and non-GAAP fully diluted shares outstanding of 309.2 million as of June 30, 2009. Assumes conversion of FA Sub 2 Limited Exchangeable Shares. 3. Includes contractors and temporary personnel. 3 GLG is one of the world's leading investment managers Founded in 1995 with a long history of strong and sustained investment performance $19.1 billion in net assets under management ("AUM") as of June 30, 2009 with a broad range of funds and managed accounts comprising both alternative and long-only strategies Strong recent absolute and relative investment performance with net dollar-weighted returns(1) of approximately 13.3% for its alternative strategies and 16.2% for long only strategies year-to-date through June 30, 2009 Attractive foundation of institutional, retail and high net worth clients Accessed the public markets in November 2007, through a reverse merger transaction with Freedom Acquisition Holdings; GLG currently trades on the NYSE with a market capitalization of $1.27 billion(2) Over 395 people, including approximately 125 investment professionals(3)

# LEADING INVESTMENT MANAGER

## Strong historical AUM growth

### Historical Net AUM(1)

($ in billions)


SGAM UK(2)
S G A M U K
Net AUM CAGR 28%

### Selected awards and rankings

**Leading Pan-European Hedge Fund**
Winner 2009
Thomson Extel Surveys

**Best Single Hedge Fund Manager for Multi-Strategy Hedge Fund Operators**
Winner 2008
Financial News

**Leading Pan-European Hedge Fund**
Winner 2008
Thomson Extel Surveys

**No. 1 Hedge Fund (Based on All Votes)**
Winner 2007, 2006
Thomson Extel Surveys

**Awards for Excellence**
Winner 2006
Euromoney

**No. 1 Research in Fundamentals**
Winner 2004
Thomson Extel Surveys

**Notes:**
1. See "Description of Gross and Net Assets Under Management" in Appendix for definition.
2. Represents the approximately $3 billion mandated in December 2008 pursuant to a sub-advisory arrangement.

4

LONG-TERM TRACK RECORD OF STRONG INVESTMENT PERFORMANCE Since the first fund launched in 1997, GLG has achieved a 13.3% net-of-fees annualized dollar- weighted return on its alternative strategies(1) through June 2009 Rebased Index Value 5 Notes: Performance is typically measured by the longest running share class in each fund. First GLG fund began trading in January 1997; as a result, indices are rebased to 100 as at January 1, 1997 with monthly data points through to June 30, 2009. Annualized returns are calculated on basis of monthly pricing data. 1. GLG alternative strategies' dollar-weighted average returns are calculated as the composite performance of all constituent funds excluding all managed accounts, fund of funds, the GLG Emerging Markets Special Situations Fund, the special asset funds and the Pendragon funds, weighted by the sum of month end fund AUM and fund net inflows on the subsequent dealing day. 2. GLG long only strategies' dollar-weighted average returns include managed accounts (other than those managed in accordance with a 130/30 or similar strategy) along with SGAM UK funds and managed accounts (excluding fund of funds or accounts invested solely in other funds and two managed accounts for which GLG does not exercise full control). Further, SGAM UK managed account data is before fees. Jun 09 GLG alternative strategies' dollar-weighted composite return(1) (3) GLG long only strategies' dollar-weighted composite return(2) CSFB Hedge Fund Tremont Index MSCI World TR Index MSCI Europe TR Index S&P 500 TR Index

# 2009 INVESTMENT PERFORMANCE

- Absolute composite performance of GLG long only[1], 130 / 30[2] and alternative[3] strategies year-to-date compare favorably with equity indices through June 2009



Rebased Index Value
120
110
100
90
80
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
GLG long only strategies' dollar-weighted composite return(1)
GLG 130 / 30 strategies' dollar-weighted composite return(2)
GLG alternative strategies' dollar-weighted composite return(3)
MSCI World TR Index
S&P 500 TR Index

**Notes:** Performance is typically measured by the longest running share class in each fund. Indices are rebased to 100 as at January 1st, 2009 with monthly data points through to June 30, 2009.

1. GLG long only strategies' dollar-weighted average returns prior to January 1, 2009 exclude managed accounts. GLG long only strategies' composite returns after January 1, 2009 include SGAM UK funds and managed accounts (excluding fund of funds or accounts invested solely in other funds and two managed accounts for which GLG does not exercise full control). SGAM UK managed account data is gross of fees.
2. GLG 130 / 30 strategies' dollar-weighted average returns include all managed accounts and funds managed in accordance with a 130 / 30 or similar strategy.
3. GLG alternative strategies' dollar-weighted average returns are calculated as the composite performance of all constituent funds excluding all managed accounts, fund of funds, the GLG Emerging Markets Special Situations Fund, the special asset funds and the Pendragon funds, weighted by the sum of month end fund AUM and fund net inflows on the subsequent dealing day.

6

# POSITIVE RECENT PERFORMANCE

- Absolute composite performance of GLG alternative strategies year-to-date compares favorably with equity indices
- Relative outperformance of aggregate GLG long only and 130 / 30 composites
- % Long only AUM outperforming relevant benchmarks year-to-date (as at June 30, 2009): 73%
- % 130 / 30 AUM outperforming relevant benchmarks year-to-date (as at June 30, 2009): 81%

| | GLG Alternative Composite | MSCI World TR Index | S&P 500 TR Index | GLG Long Only Composite | Long Only Blended Benchmark | GLG 130 / 30 Composite | 130 / 30 Blended Benchmark |
|---|---|---|---|---|---|---|---|
| **DOLLAR-WEIGHTED COMPOSITE RETURNS** | | | | | | | |
| YTD thru July 2009[(1)] | 16.3% | 12.5% | 10.5% | 23.7% | 14.3% | 18.8% | 14.7% |
| July 2009[(1)] | 2.6% | 7.4% | 7.5% | 6.4% | 5.9% | 6.1% | 7.9% |
| H1 2009 | 13.3% | 4.8% | 2.7% | 16.2% | 7.9% | 12.0% | 6.3% |
| Q2 2009 | 8.5% | 16.5% | 15.7% | 27.4% | 22.1% | 15.5% | 14.5% |

**Notes:** GLG alternative strategies' dollar-weighted average returns are calculated as the composite performance of all constituent funds excluding all managed accounts, fund of funds, the GLG Emerging Markets Special Situations Fund, the special asset funds and the Pendragon funds, weighted by the sum of month end fund AUM and fund net inflows on the subsequent dealing day. GLG long only strategies' composite returns include managed accounts (other than those managed in accordance with a 130/30 or similar strategy) along with SGAM UK funds and managed accounts (excluding fund of funds or accounts invested solely in other funds and two managed accounts for which GLG does not exercise full control). Further, SGAM UK managed account data is before fees. GLG 130/30 strategies' composite returns include all managed accounts and funds managed in accordance with a 130/30 or similar strategy. Performance is typically measured by the longest running share class in each fund. Blended benchmark returns are calculated as the aggregate of the dollar-weighted returns for the relevant benchmarks for each fund / managed account. In the event there is no relevant benchmark, an appropriate performance comparator is used.
1. July dollar-weighted average returns are calculated based on estimated July month-end NAVs. However for a number of SGAM UK managed accounts (constituting approximately 27% of GLG's total long only AUM), estimated July pricing data is not yet available and are therefore excluded from the GLG long only composite returns for July and year-to-date through July 31, 2009.

7

DIFFERENTIATED INVESTMENT APPROACH Heavy emphasis on fundamental research, tactical trading and a vast network of industry and street contacts. The scale of GLG drives significant access. Investment professionals work on large open research / trading floors. Investment strategies have dedicated investment and risk professionals. Culture, compensation and physical layout are designed to facilitate real time information flow and collaboration. Senior Management Advisory Group comprised of GLG professionals was created in October 2008 and advises the firm on strategic direction and the delivery of best of breed performance for its investors and operations. Risk and controls infrastructure is tailored at the fund level (limits for net and gross exposure, position concentrations, VAR), monitored by distinct risk managers and reviewed at the firm level by the Risk Committee, David Benjamin (Head of Risk) and Emmanuel Roman, Co-CEO. Independent custodians, multiple prime brokers and first class customer statements complemented by regulatory oversight from the FSA and the SEC. 8

Long Only Strategies 53% Alternative Long Only 47 53 Equity L/S Credit Macro Convert Bond 130/30 Like Convert & Other Mixed Asset L/S Ext MMI Int MMI 34 1 1 2 18 10 13 4 10 FI Converts Equity Balanced MMI 3 3 84 8 2 Alternative Strategies 47% DIVERSIFIED MULTI-STRATEGY MODEL AUM breakdown by investment strategy Managed Accounts $8.6 B (45%) Notes: Data is based on AUM and GLG Funds as of June 30, 2009. See "Description of Gross and Net Assets Under Management" in Appendix for definition of "NET AUM". 1. Percentage breakdown of alternative strategies is provided on a gross AUM basis and includes cash and other holdings. Equity Long Short 34% Convertible and Other Arbitrage 10% Mixed Asset Long Short 13% Macro 1% Credit 1% Equity 84% 130 / 30 Type 18% NET AUM = $19.1 B NET AUM = $10.1 B NET AUM(1) = $9.0 B Balanced 8% Fixed Income 3% Convertible Bond 3% Internal Multi Manager 2% Internal Multi Manager 10% External Multi Manager 4% Long Only Alternative(1) Global 22% 38% Europe 25% 21% UK 10% 6% North America 2% 15% Emerging Markets 2% 16% Japan 32% - MENA 6% - EAFE 1% - 100% 100% Convertible Bond 2% 9 Funds $10.5 B (55%)

ATTRACTIVE PLATFORM FOR WORLD CLASS INSTITUTIONS Superior client focus through dedicated client services team with direct access to the investment management and risk teams and customized, real time client reporting Significant number of clients invested in multiple GLG funds Large proportion of AUM from long-standing clients: Significant number of high net worth private client AUM dates back to near inception of GLG Material institutional clients were introduced when first funds were launched in 1997 10

RIGOROUS RISK MANAGEMENT AND CONTROLS Real-time positions and exposures for risks are monitored for a number of risk limit categories such as Prospectus Limits, Regulatory Limits, Internal (Soft) Limits, Client Mandated Limits, Other (data integrity) Risk database provides framework for risk analysis, limits monitoring and performance analysis, with consistency of risk data across the firm Risk architecture is scalable and adaptable to new strategies, instruments, and asset classes Infrastructure: Ten member team with six independent risk managers and four risk analysts A strong and independent compliance function, with robust policies and procedures including conflicts, market abuse, KYC/AML Daily interaction with Portfolio Management Team to provide risk attribution and performance analyses Direct reporting to an Independent Risk Committee (IRC) on a daily basis, headed by Emmanuel Roman, Co-CEO, who has no money management responsibilities IRC meets monthly and considers firm-wide risk and advises on risk issuess, developments and enhancements 11

COMMITTED TO TAKE ADVANTAGE OF ATTRACTIVE GROWTH OPPORTUNITIES Committed to recruiting, training and motivating top investment talent Unique opportunities in the present environment with last year's market disruption still weighing on a broad cross section of asset classes and a fragmented and less robust competitive environment Extremely well positioned to deliver strong risk adjusted returns in the future given the depth of our investment team and our disciplined and focused approach to the market Extend strong investment track record Expand investment products and strategies Launched two strategies focused on unique opportunities in June 2009 Integration of SGAM UK long only funds and managed accounts, with AUM totaling approximately $6.8 billion as of June 30, 2009, expanding GLG's Japan and MENA offerings Begin to leverage new retail distribution platform in the UK with launch of the GLG UK Select Fund this month Build on success in Europe and UK to penetrate other major markets Voted leading Pan-European Hedge Fund of the Year by Thomson Reuters Extel survey for second straight year Chairman and Co-CEO, Noam Gottesman relocated to the U.S. to focus on building North American franchise 12

SOCIETE GENERALE ASSET MANAGEMENT UK ACQUISITION 13 On April 3, 2009, GLG completed its acquisition of Societe Generale Asset Management UK ("SGAM UK") for approximately $6.5 million in cash SGAM UK was Societe Generale's UK long only asset management business with assets under management of approximately $6.8 billion as of June 30, 2009 Integration process is now substantially complete: Systems transition was successfully accomplished with all funds running on GLG trading and risk systems Redundancy process has been conducted Some client attrition occurred in advance of and post closing, but broadly in line with expectations to date Have begun to leverage benefit of new retail distribution platform with launch of GLG UK Select Fund in August 2009 Acquisition expected to be earnings accretive post-exceptionals from Q4 2009 onwards

On May 11, 2009, GLG reached an agreement with its senior lenders to amend its credit agreement and eliminate any associated financial covenants. On May 15, GLG completed a private offering of $214 million aggregate principal amount of its dollar- denominated convertible subordinated notes due 2014. The notes bear interest at a rate of 5% per annum, rank junior in right of payment to all of GLG's existing and future senior indebtedness and are convertible into shares of GLG's common stock at an initial conversion price of approximately $3.72 per share. On June 8, 2009, GLG completed the sale of an additional $14.5 million aggregate principal amount of notes, increasing the total aggregate amount sold to $228.5 million. GLG used approximately $171 million of the net proceeds from the offering to acquire approximately $285 million out of a total of $570 million principal amount of loans outstanding under the credit facility. The balance of the net proceeds will be used by GLG for general corporate purposes to the extent permitted under the credit agreement. SUCCESSFUL DEBT RESTRUCTURING 14

# AUM SUMMARY

**($ MM)**

| | Q2 2009 | Q2 2008 | Δ YoY | H1 2009 | H1 2008 | Δ HoH |
|---|---|---|---|---|---|---|
| Opening Net AUM | 14,031 | 24,646 | | 15,039 | 24,612 | |
| Inflows (net of redemptions)[1] | 2,226 | (629) | | 2,276 | 138 | |
| Performance (gains net of losses and fees)[2] | 1,797 | (269) | | 990 | (1,818) | |
| Currency translation impact (non-US$ AUM expressed in US$) | 1,040 | (80) | | 789 | 736 | |
| **Closing Net AUM** | **19,094** | **23,668** | **(19%)** | **19,094** | **23,668** | **(19%)** |
| Closing Gross AUM | 21,572 | 27,895 | (23%) | 21,572 | 27,895 | (23%) |
| **Average Net AUM[3]** | **18,840** | **24,157** | **(22%)** | **15,179** | **24,309** | **(38%)** |

**Notes:** Numbers may not add up due to rounding
1. Inflows for the second quarter and first half of 2009 include SGAM UK net inflows of approximately $2.6 billion.
2. Performance as a percentage of opening net AUM is based on both opening AUM and inflows and outflows during the period and can be influenced by heavy inflows or outflows.
3. Average net AUM for a given period is calculated as a 2 point (quarter open and close) average for the quarters and 3 point (first quarter open and close and second quarter close) average for the halves; Q1 2009 and Q2 2009 average net AUM exclude the approximately $3 billion mandate pursuant to the sub-advisory arrangement with SGAM UK which terminated upon the completion of its acquisition on April 3, 2009 and Q2 2009 average net AUM includes net AUM of approximately $7 billion acquired from SGAM UK on April 3, 2009 as if the assets were acquired at the opening of Q2 2009; H1 2009 average net AUM is calculated as the average of Q1 and Q2 2009 average net AUM.

15

# FINANCIAL SUMMARY

**($ MM except per share amounts)**

| | Q2 2009 | Q2 2008 | Δ YoY | H1 2009 | H1 2008 | Δ HoH |
|---|---|---|---|---|---|---|
| Management fees | 36.0 | 90.6 | (60%) | 70.5 | 189.4 | (62%) |
| Performance fees | 37.9 | 78.2 | (51%) | 48.8 | 82.9 | (41%) |
| Administration fees | 5.9 | 20.4 | (71%) | 11.4 | 42.7 | (73%) |
| Other | 6.2 | (0.4) | (1539%) | 7.2 | 5.2 | 39% |
| **Total net revenues and other income** | **86.1** | **188.8** | **(54%)** | **137.9** | **320.2** | **(57%)** |
| Compensation, benefits and profit share | (171.9) | (236.7) | (27%) | (318.6) | (549.7) | (42%) |
| General, administrative and other | (25.4) | (30.2) | (15%) | (47.7) | (60.5) | (21%) |
| Third party distribution, service and advisory | (0.7) | - | - | (0.7) | - | - |
| Amortization of intangible assets | (0.8) | - | - | (0.8) | - | - |
| Net interest expense | (3.3) | (4.1) | (18%) | (5.9) | (8.1) | (27%) |
| Loss on redemption of available-for-sale investments | - | - | - | (21.2) | - | - |
| Negative goodwill arising on business combination | 21.1 | - | - | 21.1 | - | - |
| Gain on extinguishment of debt | 84.8 | - | - | 84.8 | - | - |
| Income tax expense | (1.9) | (3.3) | (41%) | (2.6) | (9.5) | (73%) |
| **GAAP net (loss) before non-controlling interests** | **(12.0)** | **(85.5)** | **(85%)** | **(153.7)** | **(307.7)** | **(50%)** |
| Add: Acquisition-related investment earnings | - | - | - | 21.2 | - | - |
| Add: Acquisition-related compensation expense | 128.9 | 140.3 | (8%) | 255.6 | 400.5 | (36%) |
| Deduct: Tax effect of Acquisition-related compensation expense | (0.4) | (5.5) | (91%) | (0.8) | (5.5) | (85%) |
| Deduct: Negative goodwill arising on business combination | (21.1) | - | - | (21.1) | - | - |
| Add: Amortization of intangibles | 0.8 | - | - | 0.8 | - | - |
| Deduct: Tax effect of Amortization of intangibles | (0.2) | - | - | (0.2) | - | - |
| Deduct: Cumulative dividends | (10.6) | (5.2) | 104% | (11.1) | (9.3) | 20% |
| **Non-GAAP adjusted net income** | **85.3** | **44.2** | **93%** | **90.6** | **78.0** | **16%** |
| *Non-GAAP weighted average fully diluted shares* | *338.4* | *314.6* | | *323.4* | *322.2* | |
| *Non-GAAP adjusted net income divided by non-GAAP weighted average fully diluted shares*[1] | *0.26* | *0.14* | *83%* | *0.29* | *0.24* | *18%* |

**Note:** 1. Includes the add back of interest on convertible notes in periods where including the shares associated with the notes is dilutive. The amount of convertible note interest added back in Q2 2009 and H1 2009 was $1.6 million.

16

# KEY PERFORMANCE RATIOS

| | H1 2009 | H1 2008 | Q2 2009 | Q2 2008 | Q1 2009 |
|---|---|---|---|---|---|
| Management fees and Administration fees / Average net AUM[1] | 1.08% | 1.90% | 0.89% | 1.84% | 1.39% |
| Total net revenues and other income[2] / Average net AUM[1] | 1.82% | 2.60% | 1.83% | 3.13% | 1.80% |
| Compensation, benefits and profit share less Acquisition-related compensation expense ("CBP") / Total net revenues and other income[2] | 45.7% | 46.6% | 50.0% | 51.0% | 38.5% |
| General, administrative and other expenses / Average net AUM[1] | 0.6% | 0.5% | 0.5% | 0.5% | 0.8% |
| Non GAAP adjusted net income / Total net revenues and other income[2] | 65.7% | 24.4% | 99.0% | 23.4% | 10.3% |
| "Effective" tax rate[3] | 14.0% | 23.7% | 13.4% | 23.9% | 22.8% |

**Notes:**
1. Ratios are annualized for quarterly and half year periods and average net AUM for a given period is calculated as a 2 point (quarter open and close) average for the quarters and 3 point (first quarter open and close and second quarter close) average for the halves; ratios calculated using Q1 2009 and Q2 2009 average net AUM exclude the approximately $3 billion mandate pursuant to the sub-advisory arrangement with SGAM UK which terminated upon the completion of its acquisition on April 3, 2009 and ratios calculated using Q2 2009 average net AUM include net AUM of approximately $7 billion acquired from SGAM UK on April 3, 2009 as if the assets were acquired at the opening of Q2 2009.
2. Since performance fees are only recognized when they crystallize, typically on June 30th and December 31st, total net revenues and other income captures first half performance fees in Q2 and second half performance fees in Q4.
3. Equals the sum of income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense and amortization of intangible assets divided by the sum of adjusted net income, income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense and amortization of intangible assets.

17

COMPOSITION OF ASSETS UNDER MANAGEMENT 18 Notes: 1. Alternative strategy gross AUM includes alternative funds/managed accounts and 130/30 strategies. 2. Long only strategy gross AUM includes long only funds/managed accounts and all SGAM UK net AUM acquired by GLG on April 3, 2009. 3. Quarterly average net AUM for a given period is calculated as a 2 point (quarter open and close) average and Q2 2009 average net AUM excludes the approximately $3 billion mandate pursuant to the sub-advisory arrangement with SGAM UK which terminated upon the completion of its acquisition on April 3, 2009 and includes net AUM of approximately $7 billion acquired from SGAM UK on April 3, 2009 as if the assets were acquired at the opening of Q2 2009. 4. Inflows for Q2 2009 and H1 2009 include SGAM UK net inflows of approximately $2.6 billion. 5. Performance as a percentage of opening net AUM is based on both opening AUM and inflows and outflows during the period and can be influenced by heavy inflows or outflows. ($ MM)

INVESTMENT HIGHLIGHTS GLG is an attractive investment opportunity Leading investment manager Diversified multi-strategy business model Long-term track record of strong and sustained investment performance Positive recent investment performance Differentiated investment approach and dedicated investment professionals Attractive platform for world class institutions Committed to take advantage of attractive growth opportunities Prudent acquisition strategy Commitment to reducing expenses Rigorous risk management and controls Management depth, experience and commitment 19

APPENDIX

HISTORY OF GLG GLG was founded by Noam Gottesman, Pierre Lagrange and Jonathan Green in 1995 as a division of Lehman Brothers Founders had worked together at Goldman Sachs Private Client Services since late 1980s GLG began to offer fund products in early 1997 Became an independent business in 2000, with Lehman Brothers initially holding a 20% minority interest (currently 11%) Since 2000, GLG has made considerable investments developing a cohesive investment management team and robust platform GLG accessed the public markets through a reverse acquisition transaction with Freedom in November 2007 GLG acquired Societe Generale Asset Management UK, a UK-based long-only asset manager, in April 2009 21

FOREIGN CURRENCY IMPACT ON AUM GLG typically offers multi-currency share classes to its investors in each of its Funds As of June 30, 2009, the AUM split was as follows: 22 $0.4 B $(0.7) B $0.7 B $1.0 B $(0.7) B $(0.3) BN $1.0 B 1Q 09* 2004 2005 2006 2007 2008 FX Impact in $ * Quarterly data has not been annualized USD EUR GBP 34% 30% 24% *With a de minimis amount of other currencies 2Q 09*

TAXES GLG expects its "effective" tax rate(1) to be in the range of 20% to 25% over the next three years, but the "effective" tax rate will depend on a number of factors: Jurisdictions in which GLG does business and the income taxes in those jurisdictions Relative growth rates in earnings in the jurisdictions in which GLG does business GLG's low expected "effective" tax rate going forward is largely the result of the asset basis step-up and associated 15-year goodwill amortization deduction for US tax purposes as a result of the reverse acquisition transaction (approximately $216 million per year). Tax laws frequently change, sometimes with a retroactive effect. Until the legislation is finalized, it is often difficult to predict the impact of tax legislation on our financial results. No assurance can be given that tax law changes will not materially affect our financial position. GLG notes currently that: The UK legislation introducing a worldwide debt cap became law on July 21, 2009, effective January 1, 2010. This new legislation may restrict U.K. corporation tax deductions for financing costs based on the worldwide financing costs of the corporate group. The U.S. Congress is considering changes to U.S. income tax laws which would increase the U.S. income tax rate imposed on "carried interest" earnings and would subject to U.S. corporate income tax certain publicly held private equity firms and hedge funds structured as partnerships (for U.S. federal income tax purposes). These changes would not apply to us because the Company is already taxed in the United States as a U.S. corporation and earns fee income and does not receive a "carried interest". President Obama and the U.S. Treasury Department proposed, on May 5, 2009, changes in certain of the U.S. tax rules for U.S. corporations doing business outside the United States. The proposed changes would limit the ability of U.S. corporations to deduct expenses attributable to offshore earnings, modify the foreign tax credit rules and further restrict the ability of U.S. corporations to transfers fund between foreign subsidiaries without triggering U.S. income tax. The scope of this proposed change, the form it will take if enacted, and its potential impact, are unclear, and GLG is closely monitoring this. 23 Notes: 1. "Effective" tax rate is the sum of income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense and amortization of intangible assets divided by sum of adjusted net income, income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense and amortization of intangible assets. Cumulative dividends are distributions payable to the holders of exchangeable shares of FA Sub 2 Limited, a subsidiary of GLG Partners, Inc, in respect of our estimate of the net taxable income of FA Sub 2 Limited allocable to such holders multiplied by an assumed tax rate.

SUMMARY OF GLG WARRANTS (NYSE: GLG/WS) Public Offering Warrants Founders' Warrants Sponsors' Warrants Co-Investment Warrants Outstanding(1) 32,984,674 12,000,003 4,500,000 5,000,000 Exercise Price $7.50 $7.50 $7.50 $7.50 Exercise Period(2) December 21, 2007 until December 28, 2011 Closing price > $14.25 for 20 trading days within a 30 trading day period beginning 90 days after a Business Combination Same as Public Offering Warrants Same as Public Offering Warrants Redemption Conditions All outstanding warrants are redeemed Closing price >$14.25 on each of 20 trading days within any 30 trading day period ending on the third business day prior to the date the redemption notice is given N/A as long as held by founders or their permitted transferees N/A as long as held by founders or their permitted transferees Same as Public Offering Warrants Redemption Notice No less than 30 days prior to redemption N/A N/A Same as Public Offering Warrants Redemption Price $0.01 per warrant N/A N/A Same as Public Offering Warrants "Cashless Exercise" Only applicable to warrants exercised in a redemption period If Public Offering Warrants become exercisable and are called for redemption, founders and sponsors will agree to amend to provide for cashless exercise Same as Founders' Warrants Same as Public Offering Warrants 24 Notes: 1. As of August 5, 2009. 2. All warrants will expire on December 28, 2011.

SHARE / WARRANT REPURCHASE PROGRAM As of June 30, 2009, there were 250.3 million common shares, 58.9 million FA Sub 2 Limited Exchangeable Shares and 54.5 million warrants outstanding (246.5, 58.9 and 54.5, respectively, at March 31, 2009 and 245.8, 58.9 and 54.5, respectively, at December 31, 2008). Approximately 41,000 shares were repurchased and no warrants were repurchased or exercised during the second quarter of 2009. During the first half of 2009, no warrants were repurchased or exercised and 28.4 million shares were repurchased for $64.5 million. Since the inception of GLG's repurchase program in November 2007, GLG has repurchased a total of 14.3 million warrants for $82.9 million and 30.5 million shares for $74.7 million and 5.5 million warrants have been exercised at $7.50 per share for aggregate proceeds of $41.4 million. 25

MARKET CAPITALIZATION As of As of As of June 30, 2009 March 31, 2009 June 30, 2008 Outstanding (MM) Issued and outstanding common stock 250.3 246.5 245.7 FA Sub 2 Limited Exchangeable Shares 58.9 58.9 58.9 Total 309.2 305.4 304.6 Warrants 54.5 54.5 54.5 Equity Market Capitalization Stock price: Warrant price: $4.09 $0.36 $2.84 $0.15 $7.80 $1.99 Common equity market capitalization(1) $1,264m $867m $2,376m Warrant market capitalization $20m $8m $108m Total equity capitalization $1,284m $875m $2,484m Note: 1. Assumes conversion of FA Sub 2 Limited Exchangeable Shares. 26

DESCRIPTION OF GROSS AND NET ASSETS UNDER MANAGEMENT GLG's funds make use of fund-in-fund reinvestment in the following ways: GLG's internal fund of fund ("FoF") products invest substantially all of their assets in GLG's single-manager alternative or long only fund products; GLG's external FoF products may invest a small proportion of their assets in other GLG external FoF products; GLG's single-manager alternative fund products may invest some proportion of their assets in other GLG single-manager alternative fund products; and GLG's long only fund products may invest some proportion of their assets in other GLG long only fund products. Gross AUM presentation includes assets invested from other GLG Funds Net AUM presentation is net of assets invested from other GLG Funds 27

DESCRIPTION OF NON-GAAP WEIGHTED AVERAGE FULLY DILUTED SHARE COUNT 28 Non-GAAP weighted average fully diluted shares: GLG's management assesses business performance per share based on the measure "non-GAAP weighted average fully diluted shares outstanding," which adjusts average fully diluted shares outstanding under GAAP for (1) the unvested shares issued pursuant to GLG's equity participation plan, which are recorded under GAAP as treasury shares, but upon which it will pay dividends to the extent it pays them on vested shares; (2) unvested shares awarded under GLG's 2007 Restricted Stock Plan and Long-Term Incentive Plan upon which it will pay dividends to the extent it pays them on vested shares; (3) the exchange of the FA Sub 2 Limited Exchangeable Shares; (4) the conversion of the convertible notes, if the conversion is dilutive and (5) the number of shares issuable upon exercise of the warrants under the treasury stock method.

RECONCILIATION OF NON-GAAP WEIGHTED AVERAGE FULLY DILUTED SHARES 29 Notes: 1. Reflects weighted average diluted shares outstanding eligible to receive common dividends or the equivalent, plus diluted warrants outstanding under the treasury stock method. 2. Assumes conversion of FA Sub 2 Limited Exchangeable Shares

LIMITED PARTNER PROFIT SHARE ARRANGEMENT Mid-2006, GLG entered into partnerships with a number of its key personnel. Other key personnel have since joined these partnerships. These individuals: Ceased being employees and became holders of direct or indirect limited partnership interests in GLG entities and provide services to GLG directly or through two limited liability partnerships. Are entitled to: Priority drawings paid as a partnership draw: a fixed base limited partner profit share and a variable limited partner profit share which is contractually linked to management fees and performance fees attributable to the individuals concerned. Discretionary limited partner profit share which is determined by management in its sole discretion. 30

ACQUISITION-RELATED COMPENSATION EXPENSE Following the reverse acquisition transaction, and as required by SFAS 123(R), GLG's GAAP compensation, benefits and profit share expense reflects share-based and other compensation recognized in respect of: the equity participation plan (including with respect to the cash portion of the awards under the plan in the aggregate amounts of $91 million, $47 million and $5 million for the three 12-month periods beginning with the consummation of the acquisition). Related expenses will end in 2010 and 2011(1). 10,000,000 shares allocated for the benefit of employees, service providers and certain key personnel under the Restricted Stock Plan. Related expenses will end in 2011(2). shares allocated for the benefit of employees and certain key personnel under the Long-Term Incentive Plan. Related expenses will end in 2013(3). the agreement among the Principals and Trustees. Related expenses will end in 2012(4). GLG subtracts any compensation expense related to dividends paid on unvested shares. Compensation expense is only booked in accordance with SFAS 123(R) on dividends on unvested shares that are ultimately not expected to vest. 31 Notes: 1. Original vesting period lasting three years. 2. Original vesting period lasting four years. 3. Original vesting period lasting six years. 4. Original vesting period lasting five years.

COMPENSATION, BENEFITS AND PROFIT SHARE Under GAAP, there is a charge to compensation expense for Acquisition-related compensation expense based on certain service conditions. However, GLG's management believes that this charge does not reflect its ongoing core business operations and compensation expense. Instead GLG's management assesses its personnel-related expenses based on the measure non-GAAP compensation, benefits and profit share, or non-GAAP CBP. Non-GAAP CBP reflects GAAP compensation, benefits and profit share adjusted to exclude Acquisition- related compensation expense in connection with the acquisition by Freedom Acquisition Holdings, Inc. ("Freedom") of GLG Partners LP and associated entities. Non-GAAP CBP is not a measure of financial performance under GAAP and should not be considered as an alternative to compensation, benefits and profit share. 32

RECONCILIATION OF NON-GAAP CBP AND NON-GAAP TOTAL EXPENSES 33

ADJUSTED NET INCOME Non-GAAP Adjusted Net Income: GLG's management assesses the underlying performance of its business based on the measure "adjusted net income," which adjusts net income before non-controlling interests for (1) the Acquisition-related compensation expense, (2) to the extent that GLG records a tax benefit related to Acquisition-related compensation that is tax deductible for GAAP purposes, the impact of that tax benefit in calculating non-GAAP adjusted net income, (3) any gains or losses realized from investments in GLG Funds held by equity participation plan participants in connection with the Acquisition, (4) the cumulative dividends payable to the holders of exchangeable shares of its FA Sub 2 Limited subsidiary in respect of its estimate of the net taxable income of FA Sub 2 Limited allocable to such holders multiplied by an assumed tax rate, (5) the gain on business combination arising from the purchase of SGAM UK, and (6) amortization of the intangible assets recognized in relation to the acquired management contracts of SGAM UK and its associated tax effect. A reconciliation of non-GAAP adjusted net income to GAAP net loss before non-controlling interests is provided in the Financial Summary on page 16. Adjusted net income is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP net income as an indicator of GLG's operating performance or any other measures of performance derived in accordance with GAAP. 34